UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2008 (May 23, 2008)

INTERMOST CORPORATION
(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31st Floor, 3B31-23 Guomao Building, 005 Renmin Rd. (South) Shenzhen, People’s Republic of China 518014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  011-86-755-8221-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant's Certifying Accountant.

(a)           On May 23, 2008, the registrant dismissed Samuel H. Wong & Company, LLP (“Wong”) as the Company's independent accountant.  The decision to change accountants was recommended and approved by the board of directors of the registrant.

Wong’s audit report on the financial statements of the Company as of and for the two most recent years ended June 30, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the registrant’s two most recent fiscal years and any subsequent interim period preceding the dismissal of Wong, there were no disagreements with Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Wong, would have caused Wong to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of Wong, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Wong with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K.  The Company has requested that Wong review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

(b)           On May 23, 2008, the Company engaged Albert Wong & Company, LLP as its new independent accountant.  Prior to the engagement, and for the preceding two most recent fiscal years and any subsequent interim period prior to the engagement, the registrant did not consult with Wong regarding either:  the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and where either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of item 304 of Regulation S-K).

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

16.1        Letter re: change in Certifying Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

      INTERMOST CORPORATION

Dated:  May 23, 2008

By:     /S/ Rocky Wulianghai
           Rocky Wulianghai, Chief Executive Officer